UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2013

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Alcoa Inc. (“Alcoa”) will redeem on June 28, 2013 (the “Redemption Date”) all of its outstanding 6.00% Notes due July 15, 2013 (CUSIP No. 013817AR2) (the “Notes”) in accordance with the terms of the Notes and the Indenture dated as of September 30, 1993, as supplemented, between Alcoa and The Bank of New York Mellon Trust Company, N.A., as trustee. As of May 24, 2013, the aggregate outstanding principal of the Notes is $422,463,000.

The Notes will be redeemed at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes, plus accrued and unpaid interest to the Redemption Date; or (2) the sum of the present values of the remaining scheduled payments on the Notes, discounted to the Redemption Date as described in the Notes, using a reference rate for a comparable U.S. Treasury security, plus 45 basis points, plus accrued and unpaid interest on the Notes to the Redemption Date. The reference rate will be calculated on the third business day preceding the Redemption Date.

Forward-Looking Statements

This report contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “estimates,” “expects,” “intends,” “plans,” “should,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding anticipated or estimated financial results, operating performance, or expected timing of events. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Actual results, performance, or outcomes may differ materially from those expressed in or implied by those forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions; (b) unfavorable changes in general business and economic conditions; (c) disruptions or volatility in the global financial markets, including changes affecting U.S. Treasury securities or failure of the trustee to receive moneys from Alcoa sufficient to pay the redemption price of the Notes, whether due to third party payments system disruptions or other events; and (d) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2012 and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/S/ AUDREY STRAUSS
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary

Date: May 24, 2013

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